Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. Section 1350)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Cassava Sciences, Inc. (the “Company”), hereby certifies that to the best of such officer’s knowledge:

1.

The Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, and to which this certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13-(a) or 15-(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 29, 2021

/s/ REMI BARBIER
Remi Barbier,
Chairman of the Board of Directors,
President and Chief Executive Officer
/s/ ERIC J. SCHOEN
Eric J. Schoen,
Chief Financial Officer